Exhibit 10.1

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

(BONANZA CREEK ENERGY, INC.)

This Resignation, Consent and Appointment Agreement and Amendment Agreement (this “Agreement”) is effective as of April 6, 2012 (the “Effective Date”), by and among BNP PARIBAS (“BNP”), in its capacity as Administrative Agent (in such capacity, the “Existing Agent”), and in its capacity as Issuing Lender, under that certain Credit Agreement and other Loan Documents referred to below, the Successor Agent (as defined below), the Successor Issuing Bank (as defined below) and the other parties hereto.  Capitalized terms defined in the Credit Agreement have the same meanings when used herein unless otherwise defined herein.

RECITALS

WHEREAS, the Existing Agent serves as Administrative Agent under (a) the Credit Agreement, dated as of March 29, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among Bonanza Creek Energy, Inc. (the “Borrower”), the Existing Agent, BNP and the other financial institutions party thereto (b) the Guaranty Agreement, dated as of March 29, 2011, made by each of the Guarantors (as defined therein) for the benefit of the Existing Agent, (c) the Security Agreement, dated as of March 29, 2011, made by each of the Grantors (as defined therein) and the Existing Agent and (d) the other Loan Documents (as defined in the Credit Agreement);

WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement) and any other documents referred to in the Credit Agreement as to which the Existing Agent is acting as an administrative agent thereunder (collectively, as amended, restated, supplemented or otherwise modified, the “Loan Documents”);

WHEREAS, the Required Lenders and the Borrower, by entering into this Agreement, are consenting to the appointment of KeyBank National Association (“KeyBank”) as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents and the Successor Agent, by entering into this Agreement, accepts such appointment;

WHEREAS, BNP serves as an Issuing Lender (the “Existing Issuing Bank”) under the Credit Agreement and desires to resign as an Issuing Lender thereunder; and

WHEREAS, the Borrower and the Required Lenders, by entering into this Agreement, are consenting to the appointment of KeyBank as a successor Issuing Lender (in such capacity, the “Successor Issuing Bank”) under the Credit Agreement and the Successor Issuing Bank, by entering into this Agreement, accepts such appointment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.  Resignation, Consent and Appointment.

(a)                                 As of the Effective Date (i) the Existing Agent hereby resigns as the Administrative Agent as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation; (ii) the Required Lenders appoint KeyBank as successor Administrative Agent under the Credit Agreement and the other Loan Documents, and the Borrower hereby consents to such appointment; (iii) KeyBank hereby accepts its appointment as Successor Agent under the Credit Agreement and the other Loan Documents; and (iv) the parties hereto authorize each of the Existing Agent and the Successor Agent to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, Uniform Commercial Code financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements, or other Loan Documents), as either the Existing Agent or the Successor Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including, but not limited to, the resignation of the Existing Agent and the appointment of the Successor Agent and any amendments to the Credit Agreement and Loan Documents set forth herein, and to maintain the validity, perfection, priority, of, or assign to the Successor Agent, any and all liens and security interests in respect of any and all collateral, and each of the Borrower, the Existing Agent and the Successor Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable Obligor and/or other guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Existing Agent or the Successor Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or assign to the Successor Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Administrative Agent under any of the Loan Documents.

(b)                                 As of the Effective Date (i) BNP hereby resigns as an Issuing Lender as provided under the Credit Agreement and shall have no further obligations in such capacity under the Credit Agreement and the other Loan Documents, except (A) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation and (B) with respect to any Letter of Credit issued by it that is outstanding on the Effective Date (as set forth on Schedule 1 hereto, collectively, the “Residual Letters of Credit”), which until such Residual Letter of Credit is replaced, terminated or otherwise expired shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement; (ii) the Borrower and the Required Lenders consent to the appointment of KeyBank as a successor Issuing Lender under the Credit Agreement; and (iii) KeyBank hereby accepts its appointment as Successor Issuing Bank under the Credit Agreement.

(c)                                  The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and the other Loan Documents and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under the Credit Agreement and the other Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under the Credit Agreement and the other Loan Documents (except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation), in each case as of the Effective Date.

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(d)                                 The parties hereto hereby confirm that the Successor Issuing Bank succeeds to the rights and obligations of the Existing Issuing Bank under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Existing Issuing Bank under the Credit Agreement, and the Existing Issuing Bank is discharged from all of its duties and obligations as an Issuing Lender under the Credit Agreement and the other Loan Documents (except (i) to the extent of any obligation expressly stated in the Credit Agreement or other Loan Document as surviving any such resignation and (ii) with respect to any Residual Letter of Credit, which until such Residual Letter of Credit is replaced, terminated or otherwise expired shall remain the obligation of the Existing Issuing Bank in accordance with the terms of the Credit Agreement), in each case as of the Effective Date.

(f)                                   The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent or thereafter pursuant to or in furtherance of the provisions of this Agreement, and inure to the benefit of the Existing Agent.  The parties hereto agree that the Successor Agent shall have no liability for any actions taken or omitted to be taken by the Existing Agent while it served as the Administrative Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Agreement.  The parties hereto agree that the Existing Agent shall have no liability for any actions taken or omitted to be taken by the Successor Agent as the Administrative Agent under the Credit Agreement and the other Loan Documents.

(g)                                  The parties hereto hereby confirm that, as of the Effective Date, all of the protective provisions, indemnities, and expense obligations under the Credit Agreement and the other Loan Documents continue in effect for the benefit of the Existing Issuing Bank, its sub-agents and their respective affiliates, officers, directors, trustees, employees, advisors, agents and controlling Persons in respect of any actions taken or omitted to be taken by any of them while the Existing Issuing Bank was acting as an Issuing Lender (including following the Effective Date until such time as no Residual Letters of Credit remain issued and outstanding) and inure to the benefit of the Existing Issuing Bank. The parties hereto agree that the Successor Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Existing Issuing Bank while the Existing Issuing Bank served as an Issuing Lender under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement that occurred prior to the effectiveness of this Agreement.  The parties hereto agree that the Existing Issuing Bank shall have no liability for any actions taken or omitted to be taken by the Successor Issuing Bank as an Issuing Lender under the Credit Agreement and the other Loan Documents.

(h)                                 The Existing Agent hereby assigns to the Successor Agent, effective on and after the Effective Date, any powers of attorney, liens, or security interests and all other rights and interests granted to the Existing Agent, for the ratable benefit of the Lenders and any other secured parties on whose behalf it may be acting under any security documents included within the Loan Documents (collectively, the “Secured Parties”), under the Credit Agreement and other Loan Documents, and the Successor Agent hereby accepts the benefit of all such powers of attorney, liens and security interests and other rights and interests, for its benefit and for the ratable benefit of the Secured Parties.

(i)                                     On and after the Effective Date, all possessory collateral held by the Existing Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Agent as agent and

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bailee for the Successor Agent for the benefit and on behalf of the Successor Agent and the Secured Parties until such time as such possessory collateral has been delivered to the Successor Agent.  Without limiting the generality of the foregoing, any reference to the Existing Agent in any publicly filed document, to the extent such filing relates to the liens and security interests in any collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no further duties, obligations or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Successor Agent, the Secured Parties or otherwise, and the Existing Agent shall have the full benefit of all of the protective provisions of Article IX (The Administrative Agent and the Issuing Lender) and Section 10.07 (Indemnification) of the Credit Agreement, while serving in such capacity).  The Existing Agent agrees to deliver all possessory collateral to the Successor Agent on or promptly following the Effective Date, and the Successor Agent agrees to take possession thereof upon such tender by the Existing Agent.

Section 2.  Amendments to Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by deleting “BNP Paribas” where it appears in the definition of “Prime Rate” and substituting “the Administrative Agent” in lieu thereof.

Section 3.  Waiver of Notices.  The Borrower and the Required Lenders hereby waive any notice, timing or other requirement of the Credit Agreement or the other Loan Documents (including, without limitation, pursuant to Section 9.06 of the Credit Agreement) related to the resignation of the Existing Agent and/or the Existing Issuing Bank or the appointment or designation of the Successor Agent and/or the Successor Issuing Bank.

Section 4.  Representations and Warranties.  Each party hereto hereby represents and warrants on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Agreement.

Section 5.  Notices.  Commencing as of the Effective Date, notices to the Successor Agent and the Successor Issuing Bank in respect of the Credit Agreement or any other Loan Document shall be directed as follows (and any notice provisions of the Credit Agreement and the other Loan Documents are hereby amended to reflect such notice information):

KeyBank National Association

Attn:  Energy Group

8115 Preston Rd., Dallas TX 75225

trajan@keybanccm.com

Section 6.  Miscellaneous.

6.01.  Return of Payments.  In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Loan Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Existing Agent, the Existing Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded.  The parties hereto agree that any provision of any of the Loan Documents directing the Borrower to make payment to the Existing Agent shall be hereby

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amended to direct the Borrower to make payment to the account designated by the Successor Agent to the Borrower from time to time.

6.02.  Agency Fees.  The Borrower agrees to pay to the Successor Agent all agency fees as separately agreed between the Borrower and KeyBank from time to time.  The Fee Letter dated as of February 11, 2011, between BNP and the Borrower, as amended (the “Fee Letter”), is terminated as of the effective time of the agency transfer described herein and neither the Borrower nor the Existing Agent shall have any further obligations thereunder (except for any obligations that expressly survive the termination of the Fee Letter); provided that the Borrower and the Existing Agent shall maintain the confidentiality of the Fee Letter in accordance with the terms thereof.

6.03   Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

6.04.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.  Delivery of this Agreement by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

6.05.  Headings.  The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

6.06.  Interpretation.  This Agreement is a Loan Document for all purposes under the Credit Agreement.

6.07.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and made effective as of the date first written above.

BNP PARIBAS,
as Existing Agent and Existing Issuing Bank and as an existing Lender

By:		/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

By:		/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and made effective as of the date first written above.

KEYBANK NATIONAL ASSOCIATION
as Successor Agent, Successor Issuing Bank and as an existing Lender

By:		/s/ Thomas Rajan
	Name:	Thomas Rajan
	Title:	Managing Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

Accepted and Agreed as of the Effective Date:

BONANZA CREEK ENERGY, INC.:

By:		/s/ James R. Casperson
	Name:	James R. Casperson
	Title:	Chief Financial Officer and
Executive Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

BMO HARRIS FINANCING, INC.,
as a Lender

By:		/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

COMPASS BANK,
as a Lender

By:		/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:		/s/ Tim Green
	Name:	Tim Green
	Title:	Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:		/s/ Anson Williams
	Name:	Anson Williams
	Title:	Director

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:		/s/ Tara McLean
	Name:	Tara McLean
	Title:	Vice President

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.

Schedule 1

Residual Letters of Credit

None.

RESIGNATION, CONSENT AND APPOINTMENT AGREEMENT AND AMENDMENT AGREEMENT

BONANZA CREEK ENERGY, INC.